UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2018

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ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36065 (Commission File Number)	27-0072226 (I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA (Address of principal executive offices)		02139 (Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2018, Acceleron Pharma Inc. (the “Company”) promoted the Company's Senior Vice President, Corporate Development, General Counsel and Secretary, John D. Quisel, J.D., Ph.D., age 46, to the position of Executive Vice President, Chief Business Officer and Secretary. In connection with the promotion, effective May 10, 2018, the Company increased Dr. Quisel's annual base salary to $440,000, and the percentage of Dr. Quisel's base salary that he is eligible to receive as an annual bonus will remain unchanged at 40% of his base salary. The Company granted Dr. Quisel nonqualified stock options to purchase 10,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), pursuant to the Company’s 2013 Equity Incentive Plan, at an exercise price equal to the closing price of the Company's Common Stock on May 10, 2018, or $34.94 per share, and which will vest in equal quarterly installments over four years from the date of grant. The Company also granted Dr. Quisel an equity award of 2,000 restricted stock units pursuant to the Company's 2013 Equity Incentive Plan which will vest in equal annual installments over three years from the date of grant.

The other terms of Dr. Quisel's employment with the Company remain unchanged from his existing employment agreement, which was filed as Exhibits 10.15 to the Company's Annual Report on Form 10-K for the fiscal year ended filed December 31, 2014, filed with the Securities and Exchange Commission (the "SEC") on March 2, 2015.

A description of Dr. Quisel's background and experience has been previously reported in, and is incorporated by reference to, the Company's proxy statement filed with the SEC on April 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ John D. Quisel, J.D., Ph.D.
John D. Quisel, J.D., Ph.D.
Executive Vice President and Chief Business Officer

Date: May 11, 2018

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